Exhibit 99.1

October 6, 2005



CONFIDENTIAL

VIA FACSIMILE AND EMAIL

Stephen Miller
Chief Financial Officer
STT Communications Ltd.
51 Cuppage Road
#10-11/17
Starhub Centre
Singapore 229469

Dear Steve,

Re: Termination of Certain Covenants and Agreements

This letter memorializes the agreement among STT Communications Ltd ("STT"), i-STT Investments Pte. Ltd. ("i-STT") and Equinix, Inc. ("Equinix" or the "Company") regarding the termination or modification of: (i) certain provisions in that certain Combination Agreement dated as of October 2, 2002 among Equinix, Eagle Panther Acquisition Corp, Eagle Jaguar Acquisition Corp, i-STT, STT, Pihana Pacific, Inc. ("Pihana") and Jane Dietze as Representative of the Stockholders of Pihana (the "Combination Agreement"); (ii) certain provisions in that certain Governance Agreement dated as of December 31, 2002 among Equinix, STT, i-STT and the stockholders of Pihana (the "Governance Agreement"); (iii) certain provisions in that certain Registration Rights Agreement dated as of December 31, 2002 among Equinix and the Initial Purchasers named therein and party thereto (the "Registration Rights Agreement," and together with the Combination Agreement and Governance Agreement, the "Transaction Agreements"); and (iv) that certain Collateral Account Control Agreement among Equinix, i-STT and Smith Barney, a Division of Citigroup Global Markets Inc. ("Smith Barney") (the "Control Agreement"). Except as modified herein, all of the terms and conditions of the Transaction Agreements shall remain in full force and effect.

STT, i-STT and Equinix acknowledge that Equinix will file on the date of this letter agreement a registration statement on Form S-3 (the "Registration Statement") pursuant to which restricted shares of Equinix capital stock beneficially owned by STT or its affiliates shall be offered (the "Offering") for resale. The time of the closing of the sale of Equinix capital stock in the Offering being the "Closing Time."

Although the Registration Statement will be filed on the date of this letter agreement, the parties hereto acknowledge that (i) the Offering may be sold directly, or through agents or dealers designated from time to time in a single transaction or from time to time on terms to be determined at the time of sale and (ii) there is no assurance that the Offering will be completed.

Except as set forth in Section 4 below, all provisions of this letter agreement shall become effective only at the Closing Time; provided that if the Closing Time does not occur on or before December 31, 2005 this letter agreement shall become null and void.

1. i-STT hereby agrees that the Control Agreement shall be terminated in accordance with its terms and shall be of no further force or effect. i-STT further agrees that it shall notify Smith Barney of the termination of the Control Agreement as required by Section 15 of the Control Agreement.

2. As of September 30, 2009 (x) Equinix shall no longer be bound by any provisions set forth in Section 6.19 of the Combination Agreement and (y) STT shall be deemed to immediately waive any and all of its rights under Section
6.19 of the Combination Agreement without any further action by STT.

3. Equinix shall no longer be bound by any provisions set forth in Article 3 of the Governance Agreement, and STT hereby waives any and all of its rights under
Article 3 of the Governance Agreement.

4. In connection with the Offering, STT and Equinix anticipate the filing of a preliminary prospectus which will be used for marketing the Offering and which will be filed concurrent with the commencement of the roadshow relating to the Offering (the date of such filing being the "Supplement Filing Date"). Notwithstanding anything to the contrary in Section 4.3(c) of the Governance Agreement and Sections 2.1(e) and 2.5(c) of the Registration Rights Agreement and without prejudice to any other rights of the parties under any of these agreements, the parties hereto agree that the following expense reimbursement provisions shall be applicable:

a. At the Closing Time, STT will (directly or indirectly through any underwriting agreement that it may enter into in connection with the Offering) upon presentation of reasonable supporting documents, reimburse (or cause to be reimbursed) Equinix for its customary costs and expenses reasonably incurred in connection with the Offering, which costs and expenses shall comprise:

         (i)    printing costs;
         (ii)   roadshow expenses (the "Roadshow Expenses"), and
         (iii) fees and expenses for external legal counsel, external auditors, and registration, filing and transfer agent fees (together, the "Other Expenses"), subject to a cap of
                 US$500,000,

         provided that STT's obligation to reimburse Equinix for such costs and expenses will not exceed US$1,000,000 in the aggregate.

         STT and Equinix acknowledge that the bank(s) acting as underwriters will manage and incur, on behalf of Equinix, the Roadshow Expenses and printing costs for the Offering. It is envisaged that STT and Equinix will instruct such bank(s) to obtain a capped fee for the printing costs prior to the printing of the documents. For the avoidance of doubt, if the Closing Time occurs, STT acknowledges and agrees that neither it nor any of its affiliates shall be entitled to reimbursement from Equinix for any costs and expenses of the nature as described above which are incurred by STT or any of its affiliates in connection with the Offering.

b. If the Supplement Filing Date occurs but the Closing Time does not occur, then STT will, upon termination of the relevant underwriting agreement(s) and presentation of reasonable supporting documents, reimburse Equinix for 50% of all of its customary costs and expenses reasonably incurred in connection with the Offering, which costs and expenses shall comprise:

         (i)   printing costs; (ii) Roadshow Expenses, and
         (iii) Other Expenses subject to a cap of US$500,000,

provided that (1) STT's obligation to reimburse Equinix for 50% of such costs and expenses will not exceed US$500,000 in the aggregate, and (2) such termination does not primarily result from (x) a breach by Equinix of any material provision of (i) any applicable underwriting agreement relating to the Offering or (ii) any Transaction Agreement or (y) the non-delivery, on each applicable closing date of the Offering, the relevant closing certificate(s) which are to be signed by an executive officer or other authorised person of Equinix, in accordance with the terms of any applicable underwriting agreement relating to the Offering. STT and Equinix acknowledge that the actual amount of such printing costs and Roadshow Expenses shall be as confirmed by the bank(s) and for which the bank(s) will be seeking reimbursement. For the avoidance of doubt, if the Supplement Filing Date occurs but the Closing Time does not occur, STT acknowledges and agrees that neither it nor any of its affiliates shall be entitled to reimbursement from Equinix for any costs and expenses of the nature as described above which are incurred by STT or any of its affiliates in connection with the Offering.

c. If the Supplement Filing Date does not occur, Equinix shall not be entitled to reimbursement from STT for any costs and expenses incurred by Equinix, nor shall STT or any of its affiliates be entitled to reimbursement from Equinix for any costs and expenses of the nature as described above which are incurred by STT or any of its affiliates in connection with the Offering.

This Section 4 shall be effective as of the date hereof.

If you have any questions concerning this matter, please contact me at (650) 513-7057.

Very truly yours,

/s/ RENEE F. LANAM
------------------

Renee F. Lanam

cc:      Brandi Galvin Morandi
         Chris Dillon


ACKNOWLEDGED AND AGREED:

STT Communications Ltd.                          i-STT Investments Pte. Ltd.



By:      STEPHEN MILLER                   By:      PEK SIOK LAN
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Its:   CHIEF FINANCIAL OFFICER            Its:     DIRECTOR
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